UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2016

JERRICK MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

202 S Dean Street

Englewood, NJ 07631

(Address of Principal Executive Offices)

Great Plains Holdings, Inc.

4060 NE 95th Road

Wildwood, FL 34785

(Former name or former address, if changed since last report)

(201) 258-3770

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Effective February 28, 2016, Great Plains Holdings, Inc., a Nevada corporation (“the Company”) entered into an Agreement and Plan of Merger (the “Statutory Merger Agreement”) with Jerrick Ventures, Inc., a wholly-owned subsidiary of the Company (“Jerrick”), pursuant to which the Company became the parent company of Jerrick Ventures, LLC, a wholly-owned operating subsidiary of Jerrick (the “Statutory Merger”).

In connection with the Statutory Merger, the Company changed its name to Jerrick Media Holdings, Inc.

The foregoing description of the Statutory Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Statutory Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Item 1.01 and Item 5.03 are hereby incorporated by reference.

Pursuant to the terms of the Merger, the Company assumed 33,415 shares of Jerrick’s Series A Cumulative Convertible Preferred Stock (the “Jerrick Ventures Series A Preferred”) and 8,064 shares of Series B Cumulative Convertible Preferred Stock (the “Jerrick Ventures Series B Preferred”). Jerrick shareholders that held either Jerrick Ventures Series A Preferred or Jerrick Ventures Series B Preferred exchanged such shares on a one for one basis for Jerrick Media Series A Preferred and Jerrick Media Series B Preferred, as defined in Item 5.03.

The above issuances were made in reliance on an exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 1.01 is incorporated herein by reference.

As previously reported on Form 8-K filed with the U.S. Securities and Exchange Commission on February 11, 2016, the Company, GPH Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Jerrick, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Merger Sub was merged with and into Jerrick, with Jerrick surviving as a wholly-owned subsidiary of the Company (the “Merger”).

On February 26, 2016, pursuant to the terms of the Merger Agreement, the Company filed (i) a Certificate of Withdrawal of Certificate of Designation for its Series A Preferred Stock (the “Series A Withdrawal”); (ii) a Certificate of Withdrawal of Certificate of Designation for its Series B Preferred Stock (the “Series B Withdrawal”); and (iii) a Certificate of Withdrawal of Certificate of Designation for its Series C Convertible Preferred Stock (the “Series C Withdrawal” together with the Series A Withdrawal and Series B Withdrawal, the “Withdrawals”).

Copies of the Series A Withdrawal, Series B Withdrawal and Series C Withdrawal are attached hereto as Exhibit 3.1, 3.2 and 3.3, respectively.

Additionally, on February 26, 2016, in connection with the Withdrawals and pursuant to the terms of the Merger , the Company filed (i) an amendment to its articles of incorporation with the Secretary of State of the State of Nevada which, among other things, established the designation, rights, privileges, preferences and restrictions of its Series A Cumulative Convertible Preferred Stock (the “Jerrick Media Series A Preferred”) and (ii) an amendment to its articles of incorporation with the Secretary of State of the State of Nevada which, among other things, established the designation, rights, privileges, preferences and restrictions of its Series B Cumulative Convertible Preferred Stock (the “Jerrick Media Series B Preferred”).

A brief description of the Jerrick Media Series A Preferred and Jerrick Media Series B Preferred follows:

Jerrick Media Series A Preferred

Voting Rights

The holders of Jerrick Media Series A Preferred vote together with the holders of our Common Stock (and vote together with holders of our Common Stock and Jerrick Media Series B Preferred) on an as converted basis on each matter submitted to a vote of holders of Common Stock.

Dividends

The holders of Jerrick Media Series A Preferred are entitled to receive preferential dividends at the rate of 6% per share per annum of the Stated Value out of any funds legally available, and before any dividend or other distribution will be paid or declared and set apart for payment on any shares of our Common Stock.   The dividends compound annually and are fully cumulative, accumulate from the date of original issuance of the Jerrick Media Series A Preferred.

Liquidation

Upon the occurrence of a “liquidation event”, the holders of Jerrick Media Series A Preferred are entitled to receive, before any payment or distribution is made on any shares of our Common Stock, out of the assets available for distribution to our stockholders, an amount equal to two (2) times the Stated Value and all accrued and unpaid dividends.

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Conversion

Each registered holder of Jerrick Media Series A Preferredhas the right to convert such shares, as well as accrued but unpaid declared dividends on the Jerrick Media Series A Preferred (collectively “Series A Conversion Amount”) into fully paid and non-assessable shares of Common Stock of the Company (the “Series A Conversion Shares”). The number of Series A Conversion Shares issuable upon conversion of the Series A Conversion Amount shall equal the Series A Conversion Amount to be converted divided by the conversion price then in effect. The conversion price of the Jerrick Media Series A Preferred is $0.25, subject to adjustment.

Jerrick Media Series B Preferred

Voting Rights

The holders of Jerrick Media Series B Preferred vote together with the holders of our Common Stock (and vote together with holders of our Common Stock and Jerrick Media Series A Preferred) on an as converted basis on each matter submitted to a vote of holders of Common Stock.

Dividends

The holders of Jerrick Media Series B Preferred are entitled to receive preferential dividends at the rate of 6% per share per annum of the Stated Value out of any funds legally available, and before any dividend or other distribution will be paid or declared and set apart for payment on any shares of our Common Stock.   The dividends compound annually and are fully cumulative, accumulate from the date of original issuance of the Jerrick Media Series B Preferred.

Liquidation

Upon the occurrence of a “liquidation event”, the holders of Jerrick Media Series B Preferred are entitled to receive, before any payment or distribution is made on any shares of our Common Stock, out of the assets available for distribution to our stockholders, an amount equal to the Stated Value and all accrued and unpaid dividends.

Conversion

Each registered holder of Jerrick Media Series B Preferred has the right to convert such shares, as well as accrued but unpaid declared dividends on the Jerrick Media Series B Preferred (collectively “Series B Conversion Amount”) into fully paid and non-assessable shares of Common Stock of the Company (the “Series B Conversion Shares”). The number of Series B Conversion Shares issuable upon conversion of the Series B Conversion Amount shall equal the Series B Conversion Amount to be converted divided by the conversion price then in effect. The conversion price of the Jerrick Media Series B Preferred is $0.30, subject to adjustment.

The foregoing descriptions of the Jerrick Media Series A Preferred Designation and the Jerrick Media Series B Preferred Designation do not purport to be complete and are subject to, and qualified in their entirety by, the Jerrick Media Series A Preferred Designation and the Jerrick Media Series B Preferred Designation, copies of which are attached hereto as Exhibits 3.4 and 3.5, respectively, and incorporated herein by reference.

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Item 9.01 Financial Statement and Exhibits.

(d) Exhibits. Exhibit No. Description

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated February 28, 2016 by and among Great Plains Holdings, Inc. and Jerrick Ventures, Inc.

3.1*	Certificate of Withdrawal of Certificate of the Designation for Series A Preferred Stock.

3.2*	Certificate of Withdrawal of Certificate of the Designation for Series B Preferred Stock.

3.3*	Certificate of Withdrawal of Certificate of the Designation for Series C Preferred Stock.

3.4*	Certificate of Designation for Series A Cumulative Convertible Preferred Stock.

3.5*	Certificate of Designation for Series B Cumulative Convertible Preferred Stock.

*	Filed Herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jerrick Media Holdings, Inc.

Date: March 3, 2016	By:	/s/ Jeremy Frommer
	Name:	Jeremy Frommer
	Title:	Chief Executive Officer

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